Acquired Intangible Assets, Net	12 Months Ended
Dec. 31, 2015
Acquired Intangible Assets, Net
9.	ACQUIRED INTANGIBLE ASSETS, NET

Acquired intangible assets, net consisted of the following:

	December 31,
	2014				2015
	Gross carrying amount	Accumulated amortization	Accumulated impairment loss	Net carrying amount	Gross carrying amount	Accumulated amortization	Accumulated impairment loss	Net carrying amount
Intangible assets with finite life:
- Software license	$23,676	$(9,730)	$(8,417)	$5,529	$29,897	$(13,678)	$(8,062)	$8,157
- Customer base	680	(393)	(287)	—	680	(393)	(287)	—
- Contract backlog	20	(20)	—	—	20	(20)	—	—
- Trade name and domain name	1,670	(50)	(1,620)	—	1,670	(50)	(1,620)	—

	$26,046	$(10,193)	$(10,324)	$5,529	$32,267	$(14,141)	$(9,969)	$8,157

The Group recorded amortization expenses of $2,337, $2,696 and $3,744 for the years ended December 31, 2013, 2014 and 2015, respectively.

The Group recorded impairment losses of $3,595, $2,910 and $nil for the years ended December 31, 2013, 2014 and 2015, respectively.

In 2013, based on information obtained in the fourth quarter of 2013, the future purchase orders of certain mobile phone products would not achieve the planned sales target and, the Group performed an impairment assessment on the intangible assets. As a result, the Group determined an impairment loss of $3,445 and $150 for software licenses, and trade name and domain name, respectively in 2013.

In 2014, due to continually declining sales in Brand name phone reporting unit, all intangible assets in this reporting unit were fully impaired with an impairment loss of $2,910 for software licenses recorded in 2014.

The future amortization expenses for the net carrying amount of intangible assets with finite lives as of December 31, 2015 were as follows:

Year 2016	$4,288
Year 2017	3,036
Year 2018	833
Year 2019	—
Year 2020 and thereafter	—

$8,157